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                                                                 EXHIBIT 24.1(B)



                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tonio P. Barlage and Kenneth D. McCuskey and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing), to sign any and all amendments, including post-effective amendments, and supplements to this Registration Statement, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) and the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities indicated below, on this 20th day of March, 1998.



                        NAME                                                 TITLE
                        ----                                                 -----

               /s/ AGUSTIN A. RAMIREZ                                       Director
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                 Agustin A. Ramirez

              /s/ RICHARD M. SCHILLING                                      Director
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                Richard M. Schilling